                      SECURITIES AND EXCHANGE COMMISSION


                             Washington, DC 20549


                                   FORM 8-K


                                CURRENT REPORT


    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of Earliest Event Reported): May 16, 2001
                                                          ------------


                            SALON MEDIA GROUP, INC.
--------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                      000-26395               94-3228750
          --------                      ---------               ----------
 (State or other jurisdiction of   (Commission File No.)       (IRS Employer
         incorporation)                                     Identification No.)


         22 Fourth Street, 16th Floor, San Francisco, California 94103
         -------------------------------------------------------------
              (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: (415) 645-9200
                                                    --------------


                                   SALON.COM
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5.  Other Matters.

Effective May 16, 2001, the name of Salon.com was changed from Salon.com to Salon Media Group, Inc. The change in name was effected in accordance with the provisions of Section 253(b) of the Delaware General Corporation Law.






                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  SALON MEDIA GROUP, INC.


Date: May 22, 2001               By: /s/ Robert O'Callahan
                                     -------------------------------------------
                                     Robert O'Callahan, Chief Financial Officer.